                                               Commerce Bancorp, Inc. and Subsidiaries
                                                     Consolidated Balance Sheets
                                                             (unaudited)


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Linked
                                                                       September 30,  June 30,      Quarter   September 30,
                                                                       -------------------------------------------------------------
                (dollars in thousands)                                    2003          2003       % Change      2002      % Change
------------------------------------------------------------------------------------------------------------------------------------

Assets          Cash and due from banks                                  $775,696     $1,013,885      (23)%    $740,604         5 %
                Federal funds sold                                              0              0        0        87,900      (100)
                                                                       -------------------------------------------------------------
                              Cash and cash equivalents                   775,696      1,013,885      (23)      828,504        (6)
                Loans held for sale                                        94,596         91,285        4        66,612        42
                Trading securities                                        220,433        209,451        5       197,386        12
                Securities available for sale                          10,416,934     10,259,811        2     7,093,561        47
                Securities held to maturity                             2,102,235        841,752      150       898,532       134
                Loans:
                            Commercial real estate:
                               Owner-occupied                           1,535,906      1,486,464        3     1,316,737        17
                               Investor developer                       1,087,956        981,657       11       892,422        22
                               Residential construction                   125,652        113,931       10       115,440         9
                                                                       -------------------------------------------------------------
                                                                        2,749,514      2,582,052        6     2,324,599        18
                            Commercial loans:
                               Term                                       887,687        897,252       (1)      745,069        19
                               Line of credit                             840,736        787,084        7       606,814        39
                               Demand                                       1,080          1,512      (29)          348       210
                                                                       -------------------------------------------------------------
                                                                        1,729,503      1,685,848        3     1,352,231        28
                            Consumer:
                               Mortgages (1-4 family residential)         842,321        676,350       25       568,931        48
                               Installment                                140,337        135,750        3       147,126        (5)
                               Home equity                              1,306,462      1,239,553        5     1,098,098        19
                               Credit lines                                55,931         59,070       (5)       51,641         8
                                                                       -------------------------------------------------------------
                                                                        2,345,051      2,110,723       11     1,865,796        26
                                                                       -------------------------------------------------------------
                                  Total loans                           6,824,068      6,378,623        7     5,542,626        23
                                                                       -------------------------------------------------------------
                            Less allowance for loan losses                103,592         99,318        4        85,479        21
                                                                       -------------------------------------------------------------
                                                                        6,720,476      6,279,305        7     5,457,147        23
                Bank premises and equipment, net                          754,253        701,246        8       524,870        44
                Other assets                                              274,546        440,577      (38)      307,657       (11)
                                                                       -------------------------------------------------------------
                                                                      $21,359,169    $19,837,312        8 % $15,374,269        39 %
                                                                       =============================================================

Liabilities     Deposits:
                            Demand:
                              Interest-bearing                         $7,622,949     $6,616,309       15 %  $5,162,886        48 %
                              Noninterest-bearing                       4,323,354      4,185,186        3     3,060,273        41
                            Savings                                     4,175,377      3,786,798       10     2,705,202        54
                            Time                                        3,433,417      3,198,789        7     2,951,275        16
                                                                       -------------------------------------------------------------
                              Total deposits                           19,555,097     17,787,082       10    13,879,636        41
                                                                                                 ---------                --------

                Other borrowed money                                      155,849        507,975      (69)      142,468         9
                Other liabilities                                         213,661        331,765      (36)      281,099       (24)
                Trust Capital Securities - Commerce Capital Trust I             0              0        0             0         0
                Convertible Trust Capital Securities -
                  Commerce Capital Trust II                               200,000        200,000        0       200,000         0
                Long-term debt                                                  0              0        0             0         0
                                                                       -------------------------------------------------------------
                                                                       20,124,607     18,826,822        7    14,503,203        39

Stockholders'   Common stock                                               75,806         69,921        8        67,488        12
Equity          Capital in excess of par or stated value                  824,255        591,060       39       512,081        61
                Retained earnings                                         303,221        265,239       14       169,125        79
                Accumulated other comprehensive income                     36,523         89,515      (59)      123,993       (71)
                                                                       -------------------------------------------------------------
                                                                        1,239,805      1,015,735       22       872,687        42

                Less treasury stock, at cost                                5,243          5,245       (0)        1,621       223
                                                                       -------------------------------------------------------------
                              Total stockholders' equity                1,234,562      1,010,490       22       871,066        42
                                                                       -------------------------------------------------------------
                                                                      $21,359,169    $19,837,312        8 % $15,374,269        39 %
                                                                       =============================================================


                                               Commerce Bancorp, Inc. and Subsidiaries
                                                     Consolidated Balance Sheets
                                                             (unaudited)



-----------------------------------------------------------------------------------------------------------------------------
                 (dollars in thousands)                         September 30,                  June 30, 2003
                                                                -------------------------------------------------------------
                                                                    2003            Actual        $ Change      % Change
-----------------------------------------------------------------------------------------------------------------------------

Assets           Cash and due from banks                            $775,696       $1,013,885      ($238,189)          (23)%
                 Federal funds sold                                        0                0              0             0
                                                                -------------------------------------------------------------
                                Cash and cash equivalents            775,696        1,013,885       (238,189)          (23)
                 Loans held for sale                                  94,596           91,285          3,311             4
                 Trading securities                                  220,433          209,451         10,982             5
                 Securities available for sale                    10,416,934       10,259,811        157,123             2
                 Securities held to maturity                       2,102,235          841,752      1,260,483           150

                 Loans                                             6,824,068        6,378,623        445,445             7
                              Less allowance for loan losses         103,592           99,318          4,274             4
                                                                -------------------------------------------------------------
                                                                   6,720,476        6,279,305        441,171             7
                              Reserve %                                1.52%            1.56%
                 Bank premises and equipment, net                    754,253          701,246         53,007             8
                 Other assets                                        274,546          440,577       (166,031)          (38)
                                                                -------------------------------------------------------------
                                                                 $21,359,169      $19,837,312     $1,521,857             8 %
                                                                =============================================================

Liabilities      Deposits:
                              Demand:
                                Interest-bearing                  $7,622,949       $6,616,309     $1,006,640            15 %
                                Noninterest-bearing                4,323,354        4,185,186        138,168             3
                              Savings                              4,175,377        3,786,798        388,579            10
                              Time                                 3,433,417        3,198,789        234,628             7
                                                                -------------------------------------------------------------
                                Total deposits                    19,555,097       17,787,082      1,768,015            10

                              Core deposits                       18,595,755       17,002,324      1,593,431             9

                 Total other liabilities                             569,510        1,039,740       (470,230)          (45)
                                                                -------------------------------------------------------------
                                                                  20,124,607       18,826,822      1,297,785             7

Stockholders' Equity                                               1,234,562        1,010,490        224,072            22
                                                                -------------------------------------------------------------

                                                                 $21,359,169      $19,837,312     $1,521,857             8 %
                                                                =============================================================


-----------------------------------------------------------------------------------------------------------
                 (dollars in thousands)                                     September 30, 2002
                                                                -------------------------------------------
                                                                    Actual      $ Change      % Change
-----------------------------------------------------------------------------------------------------------

Assets           Cash and due from banks                            $740,604       $35,092             5 %
                 Federal funds sold                                   87,900       (87,900)         (100)
                                                                -------------------------------------------
                                Cash and cash equivalents            828,504       (52,808)           (6)
                 Loans held for sale                                  66,612        27,984            42
                 Trading securities                                  197,386        23,047            12
                 Securities available for sale                     7,093,561     3,323,373            47
                 Securities held to maturity                         898,532     1,203,703           134

                 Loans                                             5,542,626     1,281,442            23
                              Less allowance for loan losses          85,479        18,113            21
                                                                -------------------------------------------
                                                                   5,457,147     1,263,329            23
                              Reserve %                                1.54%
                 Bank premises and equipment, net                    524,870       229,383            44
                 Other assets                                        307,657       (33,111)          (11)
                                                                -------------------------------------------
                                                                 $15,374,269    $5,984,900            39 %
                                                                ===========================================

Liabilities      Deposits:
                              Demand:
                                Interest-bearing                  $5,162,886    $2,460,063            48 %
                                Noninterest-bearing                3,060,273     1,263,081            41
                              Savings                              2,705,202     1,470,175            54
                              Time                                 2,951,275       482,142            16
                                                                -------------------------------------------
                                Total deposits                    13,879,636     5,675,461            41

                              Core deposits                       12,896,204     5,699,551            44

                 Total other liabilities                             623,567       (54,057)           (9)
                                                                -------------------------------------------
                                                                  14,503,203     5,621,404            39

Stockholders' Equity                                                 871,066       363,496            42
                                                                -------------------------------------------

                                                                 $15,374,269    $5,984,900            39 %
                                                                ===========================================

                                        Commerce Bancorp, Inc. and Subsidiaries
                                               Consolidated Balance Sheets
                                                       (unaudited)


-----------------------------------------------------------------------------------------------------------------------
                                                                                        September 30,    December 31,
                                                                                        -------------------------------
                   (dollars in thousands)                                                   2003             2002
-----------------------------------------------------------------------------------------------------------------------
Assets             Cash and due from banks                                                   $775,696         $811,434
                   Federal funds sold                                                               0                0
                                                                                        -------------------------------
                                  Cash and cash equivalents                                   775,696          811,434
                   Loans held for sale                                                         94,596           96,920
                   Trading securities                                                         220,433          326,479
                   Securities available for sale                                           10,416,934        7,806,779
                   Securities held to maturity                                              2,102,235          763,026
                                   (market value 09/03-$2,090,082; 12/02-$791,889)
                   Loans                                                                    6,824,068        5,822,589
                                Less allowance for loan losses                                103,592           90,733
                                                                                        -------------------------------
                                                                                            6,720,476        5,731,856
                   Bank premises and equipment, net                                           754,253          580,818
                   Other assets                                                               274,546          286,669
                                                                                        -------------------------------
                                                                                          $21,359,169      $16,403,981
                                                                                        ===============================

Liabilities        Deposits:
                                Demand:
                                  Interest-bearing                                         $7,622,949       $5,635,351
                                  Noninterest-bearing                                       4,323,354        3,243,091
                                Savings                                                     4,175,377        2,861,677
                                Time                                                        3,433,417        2,808,722
                                                                                        -------------------------------
                                  Total deposits                                           19,555,097       14,548,841

                   Other borrowed money                                                       155,849          391,641
                   Other liabilities                                                          213,661          345,489
                   Convertible Trust Capital Securities - Commerce Capital Trust II           200,000          200,000
                                                                                        -------------------------------
                                                                                           20,124,607       15,485,971

Stockholders'      Common stock, 75,805,917 shares issued (68,043,171 shares in 2002)          75,806           68,043
Equity             Capital in excess of par or stated value                                   824,255          538,795
                   Retained earnings                                                          303,221          199,604
                   Accumulated other comprehensive income                                      36,523          113,614
                                                                                        -------------------------------
                                                                                            1,239,805          920,056

                   Less treasury stock, at cost, 286,218 shares (209,794 shares in 2002)        5,243            2,046
                                                                                        -------------------------------
                                  Total stockholders' equity                                1,234,562          918,010
                                                                                        -------------------------------

                                                                                          $21,359,169      $16,403,981
                                                                                        ===============================

                                               Commerce Bancorp, Inc. and Subsidiaries
                                                  Consolidated Statements of Income
                                                             (unaudited)




---------------------------------------------------------------------------------------------------------------------------------
                                                               Three Months Ended                      Nine Months Ended
                                                                  September 30,                           September 30,
                                                     -------------------------------------   ------------------------------------
             (dollars in thousands,
              except per share amounts)                   2003       2002       % Change         2003        2002       % Change
------------------------------------------------------------------------------------------   ------------------------------------

Interest     Interest and fees on loans                 $98,889     $91,843         8 %        $287,558    $260,625        10 %
income       Interest on investments                    134,984     104,528        29           371,743     292,038        27
             Other interest                                  28         404       (93)              205         684       (70)
                                                      ------------------------------------   ------------------------------------
                  Total interest income                 233,901     196,775        19           659,506     553,347        19
                                                      ------------------------------------   ------------------------------------

Interest     Interest on deposits:
expense         Demand                                   12,090      14,504       (17)           36,448      42,119       (13)
                Savings                                   6,890       7,912       (13)           19,999      23,123       (14)
                Time                                     16,682      20,374       (18)           50,915      63,193       (19)
                                                      ------------------------------------   ------------------------------------
                  Total interest on deposits             35,662      42,790       (17)          107,362     128,435       (16)
             Interest on other borrowed money             1,110         403       175             2,342       1,111       111
             Interest on long-term debt                   3,020       3,028        (0)            9,060      10,542       (14)
                                                      ------------------------------------   ------------------------------------
                  Total interest expense                 39,792      46,221       (14)          118,764     140,088       (15)
                                                      ------------------------------------   ------------------------------------

             Net interest income                        194,109     150,554        29           540,742     413,259        31
             Provision for loan losses                    7,250       8,000        (9)           21,050      25,150       (16)
                                                      ------------------------------------   ------------------------------------
             Net interest income after provision
                for loan losses                         186,859     142,554        31           519,692     388,109        34

Noninterest  Deposit charges and service fees            41,500      33,802        23           115,107      94,394        22
income       Other operating income                      41,976      35,830        17           126,724      92,857        36
             Net investment securities gains              1,682           0         0             2,763           0         0
                                                      ------------------------------------   ------------------------------------
                  Total noninterest income               85,158      69,632        22           244,594     187,251        31
                                                      ------------------------------------   ------------------------------------

                  Total Revenues                        279,267     220,186        27           785,336     600,510        31

Noninterest  Salaries and benefits                       92,732      74,164        25           261,152     198,487        32
expense      Occupancy                                   24,760      15,215        63            67,943      40,396        68
             Furniture and equipment                     21,770      17,012        28            63,552      47,705        33
             Office                                       9,906       8,173        21            28,325      22,543        26
             Marketing                                    9,412       7,850        20            23,886      18,823        27
             Other                                       38,732      32,414        19           112,253      90,335        24
                                                      ------------------------------------   ------------------------------------
                  Total noninterest expenses            197,312     154,828        27           557,111     418,289        33
                                                      ------------------------------------   ------------------------------------

             Income before income taxes                  74,705      57,358        30           207,175     157,071        32
             Provision for federal and state
                income taxes                             25,231      19,669        28            69,494      52,830        32
                                                      ------------------------------------   ------------------------------------
             Net income                                 $49,474     $37,689        31 %        $137,681    $104,241        32 %
                                                      ====================================   ====================================

             Net income per common and common
              equivalent share:
                Basic                                     $0.70       $0.56        25 %           $1.98       $1.56        27 %
                                                      ------------------------------------   ------------------------------------
                Diluted                                   $0.67       $0.53        26             $1.90       $1.47        29
                                                      ------------------------------------   ------------------------------------
             Average common and common equivalent
              shares outstanding:
                Basic                                    70,787      67,065         6            69,442      66,541         4
                                                      ------------------------------------   ------------------------------------
                Diluted                                  73,926      71,084         4            72,614      70,704         3
                                                      ------------------------------------   ------------------------------------
             Cash dividends, common stock                 $0.17       $0.15        10 %           $0.50       $0.45        10 %
                                                      ====================================   ====================================

                                               Commerce Bancorp, Inc. and Subsidiaries
                                                  Consolidated Statements of Income
                                                             (unaudited)




-------------------------------------------------------------------------------------------------------------------------------
                                                                                 Three Months Ended
                                                      -------------------------------------------------------------------------
                                                        September 30,    June 30,                     September 30,
                                                      -------------------------------------------------------------------------
               (dollars in thousands,
                except per share amounts)                    2003         2003        % Change             2002       % Change
-------------------------------------------------------------------------------------------------------------------------------

Interest       Interest and fees on loans                 $98,889       $95,548          3 %             $91,843         8 %
income         Interest on investments                    134,984       123,098         10               104,528        29
               Other interest                                  28            98        (71)                  404       (93)
                                                      ------------------------------------------     -------------------------
                    Total interest income                 233,901       218,744          7               196,775        19
                                                      ------------------------------------------     -------------------------

Interest       Interest on deposits:
expense           Demand                                   12,090        11,961          1                14,504       (17)
                  Savings                                   6,890         6,754          2                 7,912       (13)
                  Time                                     16,682        17,387         (4)               20,374       (18)
                                                      ------------------------------------------     -------------------------
                    Total interest on deposits             35,662        36,102         (1)               42,790       (17)
               Interest on other borrowed money             1,110           318        249                   403       175
               Interest on long-term debt                   3,020         3,020          0                 3,028        (0)
                                                      ------------------------------------------     -------------------------
                    Total interest expense                 39,792        39,440          1                46,221       (14)
                                                      ------------------------------------------     -------------------------

               Net interest income                        194,109       179,304          8               150,554        29
               Provision for loan losses                    7,250         6,900          5                 8,000        (9)
                                                      ------------------------------------------     -------------------------
               Net interest income after provision
                 for loan losses                          186,859       172,404          8               142,554        31

Noninterest    Deposit charges and service fees            41,500        38,765          7                33,802        23
income         Other operating income                      41,976        43,388         (3)               35,830        17
               Net investment securities gains              1,682         1,217         38                     0         0
                                                      ------------------------------------------     -------------------------
                    Total noninterest income               85,158        83,370          2                69,632        22
                                                      ------------------------------------------     -------------------------

                    Total Revenues                        279,267       262,674          6               220,186        27

Noninterest    Salaries and benefits                       92,732        86,338          7                74,164        25
expense        Occupancy                                   24,760        22,695          9                15,215        63
               Furniture and equipment                     21,770        20,556          6                17,012        28
               Office                                       9,906         9,233          7                 8,173        21
               Marketing                                    9,412         9,198          2                 7,850        20
               Other                                       38,732        39,658         (2)               32,414        19
                                                      ------------------------------------------     -------------------------
                    Total noninterest expenses            197,312       187,678          5               154,828        27
                                                      ------------------------------------------     -------------------------

               Income before income taxes                  74,705        68,096         10                57,358        30
               Provision for federal and state
                 income taxes                              25,231        22,779         11                19,669        28
                                                      ------------------------------------------     -------------------------
               Net income                                 $49,474       $45,317          9 %             $37,689        31 %
                                                      ==========================================     =========================

               Net income per common and common
                equivalent share:
                  Basic                                     $0.70         $0.65          8 %               $0.56        25 %
                                                      ------------------------------------------     -------------------------
                  Diluted                                   $0.67         $0.63          6                 $0.53        26
                                                      ------------------------------------------     -------------------------
               Average common and common equivalent
                shares outstanding:
                  Basic                                    70,787        69,193          2                67,065         6
                                                      ------------------------------------------     -------------------------
                  Diluted                                  73,926        72,128          2                71,084         4
                                                      ------------------------------------------     -------------------------
               Cash dividends, common stock                 $0.17         $0.16          3 %               $0.15        10 %
                                                      ==========================================     =========================

               Return on average assets                      0.96 %        0.98 %                           1.05 %
               Return on average equity                     21.17         17.91                            17.95

                                                       Commerce Bancorp, Inc.
                                                Selected Consolidated Financial Data
                                                             (Unaudited)


                                                              Three Months Ended                         Nine Months Ended
                                                                 September 30,                              September 30,
                                                  ------------------------------------       --------------------------------------
                                                     2003             2002       % Change        2003           2002       % Change
                                                  ---------      ------------   ---------    -----------     ----------   ----------
                                                  (dollars and shares in thousands)            (dollars and shares in thousands)

Income Statement Data:
  Net interest income                               $194,109        $150,554       29 %          $540,742        $413,259       31 %
  Provision for loan losses                            7,250           8,000       (9)             21,050          25,150      (16)
  Noninterest income                                  85,158          69,632       22             244,594         187,251       31
  Total revenues                                     279,267         220,186   +   27             785,336         600,510   +   31
  Noninterest expense                                197,312         154,828       27             557,111         418,289       33
  Net income                                          49,474          37,689   +   31             137,681         104,241   +   32


Per Share Data:
  Net income - Basic                                   $0.70           $0.56       25 %             $1.98           $1.56       27 %
  Net income - Diluted                                  0.67            0.53   +   26                1.90            1.47   +   29

  Book value - Basic                                                                               $16.35          $12.95       26 %
  Book value - Diluted                                                                              15.69           12.19   +   29

  Revenue per share - Diluted                         $15.11          $12.39   +   22 %            $14.42          $11.32   +   27 %

  Weighted Average Shares Outstanding:
   Basic                                              70,787          67,065                       69,442          66,541
   Diluted                                            73,926          71,084                       72,614          70,704

Balance Sheet Data:

  Total assets                                                                                $21,359,169     $15,374,269   +   39 %
  Loans (net)                                                                                   6,720,476       5,457,147       23
  Allowance for loan losses                                                                       103,592          85,479       21
  Securities available for sale                                                                10,416,934       7,093,561       47
  Securities held to maturity                                                                   2,102,235         898,532      134
  Total deposits                                                                               19,555,097      13,879,636       41
  Core deposits                                                                                18,595,755      12,896,204       44
  Convertible Trust Capital Securities -
        Commerce Capital Trust II                                                                 200,000         200,000        -
  Stockholders' equity                                                                          1,234,562         871,066   +   42

Capital:

  Stockholders' equity to total assets                                                               5.78 %          5.67 %

  Risk-based capital ratios:
   Tier I                                                                                           12.82           11.54
   Total capital                                                                                    13.78           12.59

  Leverage ratio                                                                                     6.68            6.59

Performance Ratios:

  Cost of funds                                         0.85 %          1.40 %                       0.94 %          1.57 %
  Net interest margin                                   4.21            4.65                         4.39            4.74
  Return on average assets                              0.96            1.05                         0.98            1.06
  Return on average total stockholders' equity         21.17           17.95                        18.97           18.59


The following summary presents information regarding non-performing loans and assets as of September 30, 2003 and the preceding four quarters (dollar amounts in thousands).

                                               September 30,       June 30,        March 31,       December 31,     September 30,
                                                   2003              2003             2003             2002              2002
                                              ----------------  ---------------  ---------------  ----------------  ---------------
Non-accrual loans:
    Commercial                                         $7,295           $7,049           $4,874            $5,412           $7,213
    Consumer                                            8,295            9,517            9,860             6,326            5,512
    Real estate:
      Construction                                          -                -                -               131              131
      Mortgage                                          7,502            5,970            4,249             2,299            2,389
                                              ----------------  ---------------  ---------------  ----------------  ---------------
         Total non-accrual loans                       23,092           22,536           18,983            14,168           15,245
                                              ----------------  ---------------  ---------------  ----------------  ---------------

Restructured loans:
    Commercial                                              2                3                4                 5                6
    Consumer                                                -                -                -
    Real estate:
      Construction                                          -                -                -
      Mortgage                                              -                -                -
                                              ----------------  ---------------  ---------------  ----------------  ---------------
         Total restructured loans                           2                3                4                 5                6
                                              ----------------  ---------------  ---------------  ----------------  ---------------

    Total non-performing loans                         23,094           22,539           18,987            14,173           15,251
                                              ----------------  ---------------  ---------------  ----------------  ---------------

Other real estate                                       1,670            1,540            3,553             3,589            2,367
                                              ----------------  ---------------  ---------------  ----------------  ---------------

Total non-performing assets                            24,764           24,079           22,540            17,762           17,618
                                              ----------------  ---------------  ---------------  ----------------  ---------------

Loans past due 90 days or more
    and still accruing                                    649              434              376               620              900
                                              ----------------  ---------------  ---------------  ----------------  ---------------

Total non-performing assets and
    loans past due 90 days or more                    $25,413          $24,513          $22,916           $18,382          $18,518
                                              ================  ===============  ===============  ================  ===============

Total non-performing loans as a
    percentage of total period-end
    loans                                               0.34%            0.35%            0.32%             0.24%            0.28%

Total non-performing assets as a
    percentage of total period-end assets               0.12%            0.12%            0.13%             0.11%            0.11%

Total non-performing assets and loans
    past due 90 days or more as a
    percentage of total period-end assets               0.12%            0.12%            0.13%             0.11%            0.12%

Allowance for loan losses as a
    percentage of total non-performing
    loans                                                449%             441%             499%              640%             560%

Allowance for loan losses as a percentage
    of total period-end loans                           1.52%            1.56%            1.58%             1.56%            1.54%

Total non-performing assets and loans
    past due 90 days or more as a
    percentage of stockholders' equity and
    allowance for loan losses                              2%               2%               2%                2%               2%

The following table presents, for the periods indicated, an analysis of the allowance for loan losses and other related data:
(dollar amounts in thousands)


                                                  Three Months Ended                   Nine Months Ended                Year
                                              ----------------------------        ----------------------------          Ended
                                                09/30/03         09/30/02           09/30/03         09/30/02          12/31/02
                                              -----------       ----------        -----------       ----------      --------------

Balance at beginning of period                    $99,318         $80,098             $90,733         $66,981             $66,981
Provisions charged to operating expenses            7,250           8,000              21,050          25,150              33,150
                                              ------------      ----------        ------------      ----------      --------------
                                                  106,568          88,098             111,783          92,131             100,131

Recoveries on loans charged-off:
   Commercial                                         111              52                 456             457                 815
   Consumer                                           239              61                 516             281                 339
   Commercial real estate                               -              22                   -              23                 176
                                              ------------      ----------        ------------      ----------      --------------
Total recoveries                                      350             135                 972             761               1,330

Loans charged-off:
   Commercial                                      (1,608)         (1,926)             (4,673)         (4,987)             (7,181)
   Consumer                                        (1,684)           (828)             (4,439)         (2,393)             (3,514)
   Commercial real estate                             (34)              -                 (51)            (33)                (33)
                                              ------------      ----------        ------------      ----------      --------------
Total charge-offs                                  (3,326)         (2,754)             (9,163)         (7,413)            (10,728)
                                              ------------      ----------        ------------      ----------      --------------
Net charge-offs                                    (2,976)         (2,619)             (8,191)         (6,652)             (9,398)
                                              ------------      ----------        ------------      ----------      --------------

Balance at end of period                         $103,592         $85,479            $103,592         $85,479             $90,733
                                              ============      ==========        ============      ==========      ==============



Net charge-offs as a percentage of
average loans outstanding                            0.18  %         0.19  %             0.17  %         0.17  %             0.18  %


Net Reserve Additions                              $4,274          $5,381             $12,859         $18,498             $23,752

                          Commerce Bancorp, Inc. and Subsidiaries Average Balances and Net Interest Income
                                                             (unaudited)


                                    -----------------------------------------------------------------------------------------------
                                            September 2003                    June 2003                       September 2002
                                    ---------------------------    ------------------------------    ------------------------------
                                     Average            Average     Average              Average     Average                 Average
                                     Balance   Interest   Rate      Balance    Interest    Rate      Balance     Interest     Rate
                                    ---------------------------    ------------------------------    ------------------------------
(dollars in thousands)
Earning Assets
------------------------------------
Investment securities
  Taxable                          $11,605,502  $131,158  4.48 %  $10,026,080   $119,147    4.77 %   $7,281,082   $102,306    5.57 %
  Tax-exempt                           229,566     3,771  6.52        192,892      3,689    7.67         88,711      1,325    5.92
  Trading                              155,541     2,115  5.40        158,297      2,389    6.05        168,668      2,095    4.93
                                    ----------- --------- -----    -----------   --------   -----    -----------   --------  ------
Total investment securities         11,990,609   137,044  4.53     10,377,269    125,225    4.84      7,538,461    105,726    5.56
Federal funds sold                      10,641        28  1.04         32,095         97    1.21         95,341        403    1.68
Loans
  Commercial mortgages               2,520,594    39,189  6.17      2,319,945     37,156    6.42      2,131,809     36,868    6.86
  Commercial                         1,612,069    21,968  5.41      1,552,400     21,587    5.58      1,253,565     19,230    6.09
  Consumer                           2,262,426    34,309  6.02      2,109,143     33,336    6.34      1,865,040     33,252    7.07
  Tax-exempt                           271,436     5,266  7.70        264,737      5,338    8.09        178,956      3,835    8.50
                                    ----------- --------- -----    -----------   --------   -----    -----------   --------  ------
Total loans                          6,666,525   100,732  5.99      6,246,225     97,417    6.26      5,429,370     93,185    6.81

                                    ----------- --------- -----    -----------   --------   -----    -----------   --------  ------
Total earning assets               $18,667,775  $237,804  5.06 %  $16,655,589   $222,739    5.36 %  $13,063,172   $199,314    6.05 %
                                   ============                   ============                      ============

Sources of Funds
------------------------------------
Interest-bearing liabilities
  Regular savings                   $3,938,114    $6,889  0.69 %   $3,477,229     $6,755    0.78 %   $2,498,700     $7,912    1.26 %
  Interest checking accounts           484,279       874  0.72        437,455        734    0.67        352,234      1,031    1.16
  Money market plus                  6,808,745    11,216  0.65      5,989,878     11,226    0.75      4,389,903     13,472    1.22
  Time deposits                      2,470,306    13,849  2.22      2,313,690     14,093    2.44      1,958,165     15,021    3.04
  Public funds                         813,271     2,834  1.38        878,005      3,294    1.50      1,001,570      5,353    2.12
                                    ----------- --------- -----    -----------   --------   -----    -----------   --------  ------
     Total deposits                 14,514,715    35,662  0.97     13,096,257     36,102    1.11     10,200,572     42,789    1.66

  Other borrowed money                 727,128     1,111  0.61        278,780        318    0.46         99,819        403    1.60
  Long-term debt                       200,000     3,020  5.99        200,000      3,020    6.06        200,000      3,029    6.01
                                    ----------- --------- -----    -----------   --------   -----    -----------   --------  ------
Total deposits and interest-bearing
  liabilities                       15,441,843    39,793  1.02     13,575,037     39,440    1.17     10,500,391     46,221    1.75

Noninterest-bearing funds (net)      3,225,932                      3,080,552                         2,562,781
                                    ----------- --------- -----    -----------   --------   -----    -----------   --------  ------
Total sources to fund earning
  assets                           $18,667,775    39,793  0.85    $16,655,589     39,440    0.95    $13,063,172     46,221    1.40
                                   ============ --------- -----   ============   --------   -----   ============   --------  ------

Net interest income and
     margin tax-equivalent basis                $198,011  4.21 %                 $183,299   4.41 %                 $153,093   4.65 %
                                                ========= =====                  ========   =====                  ========  ======

Other Balances
------------------------------------
Cash and due from banks               $971,495                        $945,600                          $671,394
Other assets                         1,180,451                         994,784                           708,005
Total assets                        20,717,697                      18,498,841                        14,359,739
Total deposits                      18,611,894                      16,734,886                        12,970,854
Demand deposits
  (noninterest-bearing)              4,097,179                       3,638,629                         2,770,282
Other liabilities                      243,799                         273,183                           248,999
Stockholders' equity                   934,876                       1,011,992                           840,067
Allowance for loan losses              102,024                          97,132                            82,832



Notes     -Weighted average yields on tax-exempt obligations have been computed on a tax-equivalent basis assuming a federal tax rate of 35%.
          -Non-accrual loans have been included in the average loan balance.
          -Consumer loans include mortgage loans held for sale.

                                         Commerce Bancorp, Inc. and Subsidiaries
                                        Detail of Selected Balance Sheet Accounts
                                                       (unaudited)


---------------------------------------------------------------------------------------------------------------------
      (dollars in thousands)                            September 30,              June 30,            December 31,
                                                        -------------------------------------------------------------
                                                             2003                    2003                  2002
---------------------------------------------------------------------------------------------------------------------

Bank Premises and Equipment

      Land                                                   $ 175,890               $ 156,342             $ 123,880
      Buildings                                                324,107                 297,320               247,508
      Leasehold Improvements                                    71,065                  62,443                43,130
      Furniture, Fixtures & Equipment                          318,266                 304,581               265,712
      Capital Leases                                               124                     124                   124
                                                        -------------------------------------------------------------

                                                               889,452                 820,810               680,354

      Less: Accumulated Depreciation                          (231,034)               (217,708)             (181,165)
                                                        -------------------------------------------------------------

                                                               658,418                 603,102               499,189

      Premises and Equipment In Progress                        95,835                  98,144                81,629

                                                        -------------------------------------------------------------
      Total Bank premises and equipment, net                 $ 754,253               $ 701,246             $ 580,818
                                                        =============================================================




Other Assets

      Goodwill & Intangible Assets                            $ 10,007                $ 10,155               $ 8,570
      Other Real Estate                                          1,670                   1,540                 3,589
      Overdrafts                                                24,851                  23,115                25,994
      Accrued Interest                                          96,333                  74,226                67,758
      Prepaid Expenses                                          21,888                  21,753                11,500
      Other Investments                                         24,178                  26,055                19,037
      HBCU - Black College Program                                   -                  77,342                75,196
      Receivable for Unsettled Trades                                -                 125,742                     -
      Operating Leased Equipment                                18,140                  14,990                12,826
      Bankers Acceptances Sold                                   9,380                   8,433                     -
      Trust Preferred Issuance Costs                             5,128                   5,173                 5,263
      Bank Owned Life Insurance - Acquired                       5,255                   5,201                 5,083
      Accounts Receivable - Commerce Insurance                  27,041                  28,240                22,872
      Other Assets - Commerce Capital Markets                   17,190                  11,223                 6,301
      Other Miscellaneous Assets                                13,485                   7,389                22,680

                                                        -------------------------------------------------------------
      Total Other Assets                                     $ 274,546               $ 440,577             $ 286,669
                                                        =============================================================